                                 COMMON STOCK


                                    MASADA
                                   SECURITY
NUMBER                                                                SHARES

                        MASADA SECURITY HOLDINGS, INC.
                       COMMON STOCK PAR VALUE $.01 EACH



This is to Certify that







is the owner of


 FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF


                        MASADA SECURITY HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

        In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation.



Dated


/s/ Cathy M. Antee                              /s/ Gerry E. Johnson

                                     SEAL
     Secretary                                          Chairman


Countersigned:
   SunTrust Bank, Atlanta
     Atlanta, Georgia
  Transfer Agent and Registrar
By



      Authorized Officer

                        MASADA SECURITY HOLDINGS, INC.

     The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof, and the qualifications, limitations, or restrictions of such preferences and/or rights.

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM  - as tenants in common             UNIF GIFT MIN ACT -       Custodian
                                                                    ------         -------
    TEN ENT  - as tenants by the entireties                         (Cust)         (Minor)
                                                                    under Uniform Gifts to Minors
    JT TEN   - as joint tenants with right                          Act
               of survivorship and not as                              -----------------------
               tenants in common                                              (State)

                              Additional abbreviations may also be used though not in the above list.

For value received ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

[                    ]

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
  ASSIGNEE)

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                                                                     Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________________ Attorney
to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________ 19____
       In presence of               -----------------------------------------
                                    NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

_____________________________